SYMMETRY PANORAMIC TRUST

Symmetry Panoramic Alternatives Fund

Symmetry Panoramic Global Equity Fund

Symmetry Panoramic Global Fixed Income Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Municipal Fixed Income Fund

Symmetry Panoramic Tax Managed Global Equity Fund

Symmetry Panoramic US Equity Fund

Symmetry Panoramic US Fixed Income Fund

(collectively, the “Funds”)

Supplement dated April 2, 2021 to the currently effective Statement of Additional Information (“SAI”), as may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective SAI listed above and should be read in conjunction with the Prospectus and SAI.

Effective April 2, 2021, the following changes are made to the Funds’ SAI:

Under the “Management” section, the information in the table regarding Mr. Steve Connors is hereby deleted in its entirety to reflect that Mr. Connors is no longer an officer of the Trust and replaced with the following information to reflect that Mr. Andrew Metzger has been appointed to serve as Treasurer and Principal Financial Officer of the Trust:

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Metzger (1980)	Treasurer, Principal Financial Officer	Director of Fund Accounting, SEI Investments, (2020-present); Senior Director, Embark (2019-2020); Senior Manager, PricewaterhouseCoopers LLP (2002-2019).	8	None.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.